U.S. GLOBAL ACCOLADE FUNDS
Global MegaTrends Fund
Supplement dated May 12, 2008
to the prospectus
dated February 28, 2008
EFFECTIVE MAY 12, 2008, U.S. GLOBAL INVESTORS, INC., THE ADVISER TO THE GLOBAL MEGATRENDS FUND HAS AGREED TO CONTRACTUALLY LIMIT TOTAL FUND OPERATING EXPENSES (EXCLUSIVE OF AQUIRED FUND FEES AND EXPENSES) NOT TO EXCEED 1.85% ON AN ANNUALIZED BASIS FROM MAY 12, 2008 THROUGH OCTOBER 31, 2008.
The prospectus is hereby supplemented to reflect as follows:

Fees and Expenses
Shareholder Transaction Expenses—Direct Fees
The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. These fees are paid directly from your investment. If you sell shares and request your money by wire transfer, there is a $10 fee. Your bank may also charge a fee for receiving wires.
Annual Fund Operating Expenses—Indirect Fees
Fund operating expenses are paid out of the funds’ assets and are reflected in the funds’ share price and dividends. These costs are paid indirectly by shareholders. “Other Expenses” include fund expenses such as custodian, accounting, and transfer agent fees.
The Adviser has contractually limited total fund operating expenses (exclusive of Acquired Fund Fees and Expenses) not to exceed 2.50% for the Global Emerging Markets Fund on an annualized basis through February 28, 2009, or such later date as the Adviser determines.
Effective May 12, 2008, the Adviser has contractually limited total fund operating expenses (exclusive of Acquired Fund Fees and Expenses) not to exceed 1.85% for the Global MegaTrends Fund on an annualized basis through October 31, 2008, or such later date as the Adviser determines.
The figures below show operating expenses as a percentage of each funds’ respective net assets during the fiscal year ended October 31, 2007.

		Global
	Eastern	Emerging		Holmes	Global
	European	Markets		Growth	MegaTrends
	Fund	Fund		Fund	Fund
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None		None	None
Account closing fee(1)	$10	$10		$10	$10
Administrative exchange fee	$5	$5		$5	$5
Small account fee(2)	$24	$24		$24	$24
Short-term traders fees
Eastern European Fund and Global Emerging Markets Fund (if shares are exchanged or redeemed 180 days or less)(3)	2.00%	2.00%		—	—
Holmes Growth Fund and Global MegaTrends Fund (if shares are held 30 days or less)(3)	—	—		0.25%	0.25%

Annual Fund Operating Expenses (paid out of funds’ assets)
Management fees	1.25%	1.375%		1.00%	1.00%
Distribution (12b-1) fees	0.21%	0.25%		0.13%	0.25%
Other expenses(4)	0.52%	1.16%		0.60%	1.29%
Acquired fund fees and expenses(5)	—	0.06%		0.01%	0.01%

Total annual fund operating expenses	1.98%	2.85%		1.74%	2.55%
Expense reimbursement	—	0.29	%(6)	—%	0.70	%(7)

Net expenses	1.98%	2.56%		1.74%	1.85%

(1)	Does not apply to exchanges.

(2)	$6.00 per quarter for account balances less than $5,000. (See “Account Minimums” section for exemptions and other pertinent information.)

(3)	These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends. These fees do not apply to certain shareholders participating in omnibus accounts. (See “Short-Term Trading Fee” section for pertinent information.)

(4)	Other expenses have been restated for the transfer agent fee agreement that went into effect on April 1, 2007.

(5)	Acquired fund fees and expenses represent fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more investment companies, including ETFs.

(6)	Contractual waiver through February 28, 2009.

(7)	Contractual waiver (excluding acquired fund expenses) effective May 12, 2008 through October 31, 2008.

The prospectus is hereby supplemented to reflect as follows:

Example of Effect of Fund’s Operating Expenses
This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:
•	You invest $10,000.

•	Your investment has a 5% annual return.

•	The fund’s operating expenses remain the same.

•	All dividends and distributions are reinvested.
This example reflects the $10 account closing fee that you would pay if you redeemed all of your shares in a fund. Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions. With these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:

	1 Year	3 Years	5 Years	10 Years
Eastern European Fund	$211	$631	$1,078	$2,316
Global Emerging Markets Fund*	$269	$866	$1,488	$3,165
Holmes Growth Fund	$187	$558	$954	$2,062
Global MegaTrends Fund	$235	$770	$1,332	$2,862
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Eastern European Fund	$201	$621	$1,068	$2,306
Global Emerging Markets Fund*	$259	$856	$1,478	$3,155
Holmes Growth Fund	$177	$548	$944	$2,052
Global MegaTrends Fund**	$225	$760	$1,322	$2,852

*	The example for Global Emerging Markets Fund reflects the Adviser’s undertaking to limit the expenses of the fund through February 28, 2009.

**	The example for Global MegaTrends Fund reflects the effect of the Adviser’s undertaking, effective May 12, 2008, to limit the expenses of the fund through October 31, 2008.